UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, as filed on October 3, 2014, by Physicians Realty Trust (the “Company”) to include historical financial statements and unaudited pro forma financial information required to be filed by Item 9.01 (a) and (b), for the Company’s acquisition of the following properties:

•                  The Mark H. Zangmeister Center, which is 109,667 square feet, located in Columbus, Ohio, the 31,528 square foot Berger Medical Center in Orient Ohio, the 75,873 square foot medical office building in Columbus, Ohio and the 19,876 square foot medical office building located in Westerville, Ohio (collectively, the “Columbus Properties”); and

•                  specialty surgical hospital and two medical office buildings consisting of approximately 178,700 square feet in the aggregate and located in El Paso, Texas (the “El Paso Properties”).

Item 8.01      Other Information

Due to the requirements of Rule 3-14 of Regulation S-X, the Company is presenting Rule 3-14 financial statements for the following properties.

On October 29, 2014, the Company, through a subsidiary of its operating partnership, closed on the purchase of five medical office buildings consisting of approximately 117,765 square feet located in the greater Harrisburg, Pennsylvania area (collectively, the “Harrisburg Properties”) for a purchase price of $23.1 million.

Item 9.01       Financial Statement and Exhibits

(a)   Financial Statements of Property Acquired —Columbus Properties.

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2014 (unaudited) and for the year ended December 31, 2013.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

Financial Statements of Property Acquired —El Paso Properties.

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.2 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2014 (unaudited) and for the year ended December 31, 2013.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

Financial Statements of Property Acquired —Harrisburg Properties.

The following Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.3 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the three months ended June 30, 2014 (unaudited) and for the year ended December 31, 2013.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

(b)   Pro Forma Financial Information.

The following pro forma financial statements are set forth in Exhibit 99.4 which are attached and incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014.

Notes to the Unaudited Pro Forma Consolidated Balance Sheet.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014.

Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2013.

Notes to Unaudited Pro Forma Consolidated and Combined Statements of Operations.

(c) Not applicable.

(d) Exhibits

23.1        Consent of Ernst & Young LLP

99.1        Financial Statements of Property Acquired —Columbus Properties

99.2        Financial Statements of Property Acquired —El Paso Properties

99.3        Financial Statements of Property Acquired —Harrisburg Properties

99.4        Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Financial Statements of Property Acquired —Columbus Properties
99.2	Financial Statements of Property Acquired —El Paso Properties
99.3	Financial Statements of Property Acquired —Harrisburg Properties
99.4	Unaudited Pro Forma Financial Information